UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                         Date of Report: March 18, 2003

                 Date of Earliest Event Reported: March 18, 2003


                            DOLLAR TREE STORES, INC.
             (Exact name of registrant as specified in its charter)

                         COMMISSION FILE NUMBER: 0-25464

                         VIRGINIA                        54-1387365
                (State or other jurisdiction of       (I.R.S. Employer
                incorporation or organization)        Identification No.)

                                500 Volvo Parkway
                              Chesapeake, VA 23320
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (757) 321-5000

Item 5. OTHER EVENTS

FISCAL YEAR 2002 RESULTS

As previously reported on Form 8-K on January 7, 2003, our Board of Directors approved a change in our fiscal year from a calendar year to a retail fiscal year ending on the Saturday closest to January 31. Fiscal 2002 is the period beginning February 1, 2002 and ending February 1, 2003, and Fiscal 2003 is the period beginning February 2, 2003 and ending January 31, 2004. Audited information with respect to the transition period, January 1, 2003 through February 1, 2003, will be included in our Annual Report on Form 10-K for the year ended December 31, 2002.

Attached as Exhibit 99.1 are financial statements reflecting our results for the quarter and fiscal year ended February 1, 2003. Financial data for the fourth quarter of Fiscal 2002 includes results for the transition period of January 1, 2003 through February 1, 2003. Historical financial data for the first three quarters of Fiscal 2002 was reported on Form 8-K on January 7, 2003.

SYNTHETIC LEASE FACILITY

In January 2003, the Financial Accounting Standards Board issued FASB Interpretation No. 46, "Consolidation of Variable Interest Entities." Several of our distribution centers are leased under the terms of a $165.0 million synthetic lease facility, which is owned by a variable interest entity and affected by the new standard. After evaluating the new standard, our Board of Directors and management decided to maintain the favorable terms of the existing facility and include the variable interest entity in our consolidated financial statements. We adopted the requirements of the Interpretation early, effective January 1, 2003.

As a result of our consolidation of the synthetic lease, our financial statements were affected as follows:

   o net property and equipment increased $128.8 million reflecting the distribution center assets;
   o other assets, net increased $1.0 million for the deferred financing costs of the variable interest entity;
   o long-term debt increased $140.6 million for the debt incurred by the variable interest entity to purchase and construct the assets;
   o current liabilities decreased $0.7 million for the write-off of the current portion of the straight-lined rent liability for these distribution centers;
   o deferred tax liability decreased $3.3 million for the tax effect of the accounting change noted below; and
   o long-term liabilities decreased $1.6 million for the write-off of the long-term portion of the straight-lined rent liability for these distribution centers.

The $5.3 million cumulative effect of a change in accounting principle represents, net of the tax effect, the catch up of depreciation related to the distribution center assets and catch up of the amortization of the deferred financing costs offset by the write-off of the straight-lined rent liability.

As a result of the consolidation, we expect the following changes in our annual financial results:

   o a $7.6 million increase in depreciation expense;
   o a $4.5 million increase in interest expense due to amounts previously classified as rent expense, and amortization of the deferred financing costs; and
   o a $3.5 million decrease in rent expense for the net of the monthly rent payments now classified as interest expense and the effect of the write-off of the straight-lined rent liability.

PRESS RELEASE

On March 18, 2003, we issued a press release regarding the consolidation of its synthetic lease and its participation in the upcoming Merrill Lynch Retailing Leaders Conference. The press release also includes brief comments regarding first quarter sales estimates. A copy of the press release is attached to this Form 8-K as Exhibit 99.2.

A WARNING ABOUT FORWARD-LOOKING STATEMENTS:

This filing contains "forward-looking statements" as that term is used in the Private Securities Litigation Reform Act of 1995. Forward-looking statements address future events, developments or results and typically use words such as believe, anticipate, expect, intend, plan or estimate. For example, our forward-looking statements include statements regarding:

   o financial results affected by our implementation of FASB Interpretation No. 46;
   o future cash flow levels; and
   o fiscal first quarter sales.

These forward-looking statements are subject to numerous risks and uncertainties that may affect us including:

   o the outbreak of war and other national and international events, such as terrorism, leading to disruptions in the economy;
   o adverse economic conditions, such as declining consumer confidence or spending, or bad weather;
   o possible difficulties in meeting our net sales and other expansion goals and anticipated comparable store net sales results, which may result in loss of leverage of operating expenses;
   o increase in the cost of or disruption of the flow of our imported goods;

   o the difficulties in managing our aggressive growth plans, including opening stores on a timely basis;
   o competition and possible increases in merchandise costs, shipping rates, freight costs, or other operating costs such as wage levels;
   o the capacity and performance of our distribution network and our ability to expand its capacity in time to support our net sales growth; and
   o changes in accounting  standards.

For a discussion of the risks, uncertainties and assumptions that could affect our future events, developments or results, you should carefully review the "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Business" sections in our Annual Report on Form 10-K filed March 14, 2002. Also, carefully review "Risk Factors" in our most recent prospectuses filed November 15, 2000 and August 3, 2000. In light of these risks and uncertainties, the future events, developments or results described by our forward-looking statements in this document could turn out to be materially and adversely different from those we discuss or imply.

We are not obligated to release publicly any revisions to any forward-looking statements contained in this filing to reflect events or circumstances occurring after the date of this report or to reflect the occurrence of future events and you should not expect us to do so.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

        (c)       Exhibits

Exhibit #         Description

99.1 Dollar Tree Stores, Inc.'s unaudited historical financial data for the quarter and fiscal year ended February 1, 2003.

99.2 Dollar Tree Stores, Inc.'s press release regarding the consolidation of its synthetic lease and its participation in the upcoming Merrill Lynch conference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DATE: March 18, 2003

                                    DOLLAR TREE STORES, INC.


                                    By:     /s/ Frederick C. Coble
                                            --------------------------------
                                            Frederick C. Coble
                                            Chief Financial Officer